                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]

Seeking the highest total return, a combination of income and capital appreciation, consistent with reasonable risk

KEMPER
TOTAL RETURN FUND

                "... Our conservative approach to growth served
                the fund well during the market downturns, while
                      also providing good opportunities to
                       participate in the upswings. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
10
Industry Sectors
11
Largest Holdings
12
Portfolio of
Investments
18
Report of
Independent Auditors
19
Financial Statements
21
Notes to
Financial Statements
25
Financial Highlights


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                      10.47%
CLASS B                                       9.30%
CLASS C                                       9.50%
LIPPER BALANCED FUNDS CATEGORY AVERAGE*       9.13%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not guarantee future results. Investment returns and principal values will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                 AS OF      AS OF
                                10/31/98   10/31/97
--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND
CLASS A                          $10.54     $11.34
--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND
CLASS B                          $10.52     $11.33
--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND
CLASS C                          $10.54     $11.34
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND
RANKINGS AS OF 10/31/98
--------------------------------------------------------------------------------
 COMPARED TO ALL OTHER FUNDS IN THE LIPPER BALANCED FUNDS CATEGORY*

                  CLASS A               CLASS B                 CLASS C
--------------------------------------------------------------------------------
1-YEAR     #151 of 395 FUNDS       #196 of 395 FUNDS      #189 of 395 FUNDS
--------------------------------------------------------------------------------
5-YEAR     #121 of 150 FUNDS              N/A                    N/A
--------------------------------------------------------------------------------
10-YEAR      #16 of 56 FUNDS              N/A                    N/A
--------------------------------------------------------------------------------
15-YEAR      #20 of 29 FUNDS              N/A                    N/A
--------------------------------------------------------------------------------
20-YEAR       #6 of 28 FUNDS              N/A                    N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE YEAR ENDED OCTOBER 31, 1998, KEMPER TOTAL RETURN FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE

                 CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
INCOME DIVIDEND  $0.3125   $0.2043   $0.2150
--------------------------------------------------------------------------------
SHORT-TERM
CAPITAL GAIN       $0.52     $0.52     $0.52
--------------------------------------------------------------------------------
LONG-TERM
CAPITAL GAIN       $1.03     $1.03     $1.03
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR FIXED-INCOME FUND STYLE BOX
--------------------------------------------------------------------------------

[MATURITY QUALITY DIAGRAM]

Source: Data provided by Morningstar, Inc., Chicago, IL., 312-696-6000. The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. The fund's portfolio changes from day-to-day. A longer-term view is represented by the fund's Morningstar category, which is based on its actual investment style as measured by its underlying portfolio holdings over the past three years. Morningstar has placed Kemper Total Return Fund in the Domestic Hybrid Category. Please consult the prospectus for a description of investment policies.

DURATION A measure of the interest rate sensitivity of a bond or portfolio, incorporating time to maturity and coupon size. The longer the duration, the greater the interest rate risk.

HIGH-YIELD BOND Issued by companies, often without long track records of sales and earnings, or by those with questionable credit strength. These bonds present greater risk to principal and income than higher quality bonds. To compensate for the greater potential risk, these bonds offer investors a higher yield.

MULTIPLE Synonym for price-to-earnings ratio. The price of a stock divided by its earnings per share. The statistic is a measure of how much an investor is paying for the company's earning power.

VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A stock may be volatile due to uncertainty in a company, industry, market or economy.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.



DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1998 comes to a close. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1100-point range, up nearly 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end. While financial volatility appears to be continuing, the mood for investors definitely has improved.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited series of interest rate reductions by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest quarter of a percentage point, however, this first cut disappointed some investors who were expecting a more dramatic gesture. Two weeks later, the Fed came back with an additional quarter of a percentage point reduction. This was an unexpected cut that seemed to have a positive effect on Wall Street. In November, a third rate cut of a quarter of a percentage point also boosted investor confidence. Investors were further surprised by better-than-expected corporate earnings reports early in the fourth quarter. Finally, economic data regarding retail sales, employment and home sales suggested continued economic growth and very little prospect of recession.

  Although there was no good news to be garnered from the sensationalized presidential scandal, as the shock of Kenneth Starr's report wore off, the nation seemed to refocus its attention on other matters. In this sense, another veil of despair was lifted.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence has remained fairly high, although not quite as high as last year. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of between 2.5 percent and 3.5 percent for the second half of 1998 and is anticipated to hover around 2 percent for the first half of 1999. The consumer price index (CPI) remains in a range of 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.



                                  [BAR GRAPH]

                                  NOV 98          6 MONTHS AGO       1 YEAR AGO        2 YEARS AGO
10-YEAR TREASURY RATE(1)*          4.53               5.64               6.03              6.53
PRIME RATE(2)*                     8.12               8.50               8.50              8.25
INFLATION RATE(3)*                 1.49               1.50               2.08              2.99
THE U.S. DOLLAR(4)                 0.83               6.86               9.65              3.46
CAPITAL GOODS ORDERS(5)*           2.51               7.47              10.64              9.19
INDUSTRIAL PRODUCTION(5)*          2.12               4.97               6.72              4.93
EMPLOYMENT GROWTH(6)               2.28               2.65               2.70              2.33

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF OCTOBER 31, 1998.

SOURCE:  ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

  If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief as 1998 comes to an end -- but get ready for 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. The threat of impeachment, new acts of terrorism or any other hints of crisis could prompt a downward spike in our markets in the short run. In the long run, the keys to investment performance remain moderate growth, low inflation and limited taxation and regulation.

  I would like to take this opportunity to thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.



Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
MANAGING DIRECTOR
SCUDDER KEMPER INVESTMENTS, INC

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF DECEMBER 2, 1998, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

PERFORMANCE UPDATE

[LANGBAUM PHOTO]

GARY A. LANGBAUM HAS BEEN WITH SCUDDER KEMPER INVESTMENTS, INC. SINCE 1988 AND IS A MANAGING DIRECTOR. HE IS ALSO A VICE PRESIDENT AND LEAD PORTFOLIO MANAGER OF KEMPER TOTAL RETURN FUND. LANGBAUM IS A CHARTERED FINANCIAL ANALYST WITH 28 YEARS OF EXPERIENCE IN EQUITY RESEARCH AND PORTFOLIO MANAGEMENT. HE RECEIVED HIS BACHELOR'S DEGREE AND COMPLETED HIS MASTER'S OF BUSINESS ADMINISTRATION COURSEWORK FROM THE UNIVERSITY OF MARYLAND.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


DESPITE THE VOLATILE MARKET ENVIRONMENT, LEAD PORTFOLIO MANAGER GARY LANGBAUM LED KEMPER TOTAL RETURN FUND TO A ONE-YEAR RETURN (UNADJUSTED FOR ANY SALES CHARGE) THAT TOPPED THE CATEGORY AVERAGE. BELOW, HE DISCUSSES THE CHALLENGES OF THE MARKET AND HOW HE POSITIONED THE FUND DURING THE ANNUAL PERIOD.

Q     GARY, THE STOCK MARKET DOMINATED THE HEADLINES DURING THE PAST YEAR. COULD
YOU PROVIDE US WITH A BRIEF OVERVIEW OF WHAT WAS HAPPENING, STARTING WITH THE CLIMATE AS WE ENTERED THE FISCAL YEAR?

A     Certainly. While there were periods of brisk market activity during the fiscal year, volatility was ever present. Investors grappled with uncertainty and struggled to make sense of the potential impact of international and domestic macro-economic events.

      The fiscal year began last November in the wake of Gray Monday, October 27, 1997, when the U.S. markets slid seven percent. Concerns relating to the economic strength of several Southeast Asian countries prompted this steep decline. Uncertainty abroad cast a shadow close to home: investors began to wonder if domestic growth would be sustainable, how the flagging Asian nations would impact our markets and the magnitude of the negative effect that the currency translation would have on the earnings of U.S. multinational companies.

      Despite the steep one-day sell-off, investors returned to the market quite quickly. The markets surged forward. The general perception was that the U.S. economy was strong, and that corporate earnings would continue to grow, albeit at a slower pace. Many companies posted strong fourth quarter earnings, boosting confidence even further. From November through the first quarter of 1998, the markets rallied briskly.

      Not all stocks shared equally in this upswing, however. Investors bid up the prices of a handful of stocks of large, domestic "household name" companies. Even in the midst of the rally, the market couldn't shake the jitters. Stocks that fell short of investors' perceptions were punished. By the second quarter, the markets became very narrow, and upward momentum was confined to a very small group of stocks. So, even during the rallies, volatility remained a key force. During this time, U.S. Treasury bonds held up well.

      In August, the Russian debt default triggered a frenetic global sell-off. Now, investors were trying to unravel the consequences of international events across the globe--in Asia and in Russia. Anxiety about Latin America was also in the air. A broad-based correction cut a wide swath in the market. Financial services stocks felt the greatest impact, but there was no safe haven. Even the "household name" stocks suffered. High-yield bonds also struggled a great deal. The only safe haven was in U.S. Treasury issues as the long bond yield moved to new lows.

      And, again, as we saw in the fourth quarter of last year, the market rebounded briskly after its sharp decline. Representatives from leading nations met to discuss international global policy, and the Federal Reserve lowered interest rates. Investors responded with renewed

PERFORMANCE UPDATE


confidence. As we concluded the fiscal year in October, the equity markets rocketed upward again. The rally reflected broader participation, with small-cap stocks and cyclical stocks beginning to perk up.

Q     HOW DID THE FUND PERFORM IN SUCH A CHOPPY MARKET?

A     The fund posted a very respectable return. For the one-year period ending
October 31, 1998, Kemper Total Return Fund gained 10.47 percent (Class A shares, unadjusted for any sales charge). The fund surpassed the Lipper Balanced Fund Category average of 9.13 percent.

      In comparison, the S&P 500, often used as a gauge of the stock market, rose 22.01 percent. The Lehman Brothers Aggregate Bond Index posted a more modest return of 9.34 percent. Because Kemper Total Return Fund balances assets between stocks and bonds, it makes sense that returns would fall in between these indices.

Q     LET'S ELABORATE ON ASSET ALLOCATION: COULD YOU COMMENT ON THE ROLE OF
BALANCED FUNDS IN VOLATILE MARKET CLIMATES?

A     First, perhaps it would be helpful to briefly review the themes that underlie the asset allocation approach. Historical market activity has demonstrated that diversifying among asset classes is one strategy for reducing potential overall volatility. Typically, asset classes respond differently to market and economic conditions. If one asset class falters, other asset classes can bolster returns. We believe this approach can be particularly beneficial during periods of spiking short-term volatility. This balanced approach is designed to pursue steady, consistent returns over the long-term.

Q     HOW DO YOU DETERMINE THE MIX BETWEEN STOCKS AND BONDS?

A     We look at a variety of factors to determine the weightings of stocks and bonds in the fund. To determine a potentially opportune mix between stocks, bonds and money market instruments, we analyze fiscal policy, economic issues, inflation and interest-rate trends. In addition, we are constantly assessing the attractiveness of individual equity issues. Finally, we believe in maintaining a relatively stable mix of 60-65 percent stocks and 35-40 percent bonds.

Q      THE BOND STAKE INCLUDES DIFFERENT TYPES OF FIXED-INCOME SECURITIES. WHAT
GOALS DO YOU SEEK TO ADDRESS WITHIN THE BOND ALLOCATION?

A     In keeping with our total return approach, we strive to pursue stability and income potential. We favor U.S. Treasuries for their stability, adding income potential through a mix of high-grade and high-yield securities.

      During the course of this year, we opted to move the fund in a more conservative direction. In the volatile market climate we've seen, we believed it was wise to shift a greater amount into government bonds. We started off the fiscal year with a mix of 61 percent stocks, 21 percent government bonds, 14 percent corporate bonds and 4 percent cash. At the close of the fiscal year, the fund held 60 percent in stocks, 27 percent in government bonds, and 12 percent in corporate bonds, with the remainder in cash. As a technique to mitigate interest-rate risk, we also trimmed the duration (see Terms to Know) of the bond portfolio.

Q     NOW THAT WE'VE COVERED THE BOND ALLOCATION, LET'S FOCUS ON THE EQUITY
SEGMENT OF THE FUND. HOW DID YOU SELECT STOCKS IN THIS ENVIRONMENT? DID YOU ALTER THE STRATEGY IN RESPONSE TO THE CHOPPY MARKET CLIMATE?

A     We'd describe our approach to equities as conservative and growth-oriented. We've historically targeted large-cap, domestically oriented, quality companies trading at good prices.

      Since taking over the management of the fund in January, 1995, regardless of the market climate, we have followed a consistent growth-at-a-reasonable-price (GARP) stock selection strategy. In fact, our discipline seeks to translate volatility into opportunity. For instance, when the consumer staples and leading retail stocks began to correct in mid-summer, we saw these price declines as opportunities to step up to the plate. We added companies like Wal-Mart, Home Depot, Coca Cola and Colgate-Palmolive to the fund. Similarly, when valuations became more reasonable, we added quality health care names such as Pfizer.

      We also take a disciplined approach when selling stocks. If a stock's price approaches the target levels we've set for it, we'll begin to pare back our position.

Q     HOW DID THIS CONSERVATIVE APPROACH TO GROWTH IMPACT THE FUND'S
PERFORMANCE?

A     On an asset-class level, our conservative approach to growth served the fund well during the market downturns, while also providing good opportunities to participate in the upswings. During the equity market's turmoil, our fixed-income stake performed as we had anticipated, and provided a degree of stability.

PERFORMANCE UPDATE

      Our stock-selection discipline also helped returns, with many of our large holdings turning in nice gains. The fund enjoyed good performance from telecommunication and technology stocks, such as MCI WorldCom and Ameritech. Quality technology companies, including Cisco Systems, IBM and SunMicrosystems also bolstered gains. Health care was another area where our GARP strategy paid off, with Schering-Plough and Abbott Laboratories among the ranks of solid performers.

Q     WHAT DIDN'T TURN OUT AS WELL AS YOU WOULD HAVE LIKED?

A     During much of the fiscal year, the fund's progress was impeded by the flight to perceived quality. In an uncertain market climate, investors pushed up the prices of many large-cap stocks beyond the range of what we felt was sustainable, and we took profits. As a result, we did not fully participate in the rally that occurred through the middle of the year.

      In retrospect, energy exposure, which we use to diversify risk and increase the yield of the fund, also dampened returns. Throughout the year, energy stocks have responded to declining oil prices, and have underperformed the markets. These stocks should rebound as the price of oil stabilizes and if the companies have any positive developments. We have eliminated some energy stocks from the portfolio, such as Schlumberger and Baker-Hughes. However, we continue to feel that major energy stocks do have a place in the portfolio.

      Overall, basic industries and capital goods were not vigorous performers, though General Electric was a notable exception in the latter category. The fund also felt a downward pull from retailers such as Consolidated Stores, Federated Department Stores and Dollar General.

      Due in part to our more conservative strategy, our pace relative to the market slowed during the rally that followed the August correction. Because we don't focus on small-cap or value-oriented stocks, we did not participate when these rallied in autumn. Some of our more defensive stocks, such as energy and utilities, were hurt as the market began to favor more aggressive cyclical stocks.

      While bonds served as a stabilizing factor in the equity market turmoil, the trade-off was that we did not participate fully in the equity market rebound during September and October. As Kemper Total Return Fund is a balanced fund, this trade-off is one that we feel comfortable with. We understand that our shareholders place a high premium on steady, consistent performance.

      Treasury bonds had been good performers throughout most of the fiscal year, but they did slow their pace during the final months. As liquidity became a concern for more-nervous investors, high-yield bonds began to dip in midsummer. High-yield bonds were also put under extreme pressure during the Russian debt default.

Q     WHERE HAVE YOU BEEN FINDING APPEALING STOCKS?

A     We've found attractively valued stocks in a variety of sectors. To preface, however, I'd like to highlight that when we discuss sector weightings, it's important to think of those numbers as an end result. A high sector weighting indicates that we found many attractive stocks within a given industry group, not that we chose specific sectors to focus on and then selected stocks within those sectors.

      That said, the fund's largest stakes are in consumer nondurable, finance and technology stocks. These are areas that have received the lion's share of assets throughout the year. Here are some details on each.

      CONSUMER NONDURABLE STOCKS: Many consumer nondurable stocks fall into the "household names" camp. For much of the year, the prices of these names were beyond our reach. Jittery investors had flocked to the sector, driving prices to a point that we didn't think were in keeping with our GARP approach. When these stocks began to correct in the summer and fall, our discipline was borne out. We added a wide variety of stocks, including Coca Cola and Wal-Mart.

      The fund holds positions in capital goods, health care, energy and utilities. Stocks from the latter two sectors do offer diversification, consistent with our conservative approach to growth. For instance, the fund invests in energy stocks such as Exxon and Mobil, and telecommunication utilities such as BellSouth, Ameritech and AT&T. These aren't necessarily pure growth stocks, but they do offer income potential, in keeping with the fund's total-return focus.

      FINANCIAL SERVICES STOCKS: In the wake of the Russian debt crisis, many financial services stocks were beaten down by investor emotion. We're using our GARP approach to take advantage of the discrepancies between investor perception and fundamental value. We've been selectively adding exposure to money-center banks, such as Chase Manhattan Corp. and Citigroup.

      TECHNOLOGY STOCKS: We've recently added semiconductor and component-oriented stocks such as Xilinx, Applied Materials and Seagate Technology. Our analysis suggests

PERFORMANCE UPDATE

that the earnings outlook for these companies will improve during 1999, and that their valuations are reasonable.

Q     DO YOU THINK THAT THE MARKETS SHOULD SMOOTH OUT OVER THE NEXT YEAR?

A     We believe that short-term volatility will continue. The uncertainty that has driven the markets during the past year has not yet abated. Questions surrounding Japan, Southeast Asia, and Brazil still cloud the horizon.

      Nonetheless, we remain cautiously optimistic about the stock market. The Federal Reserve has demonstrated its willingness to be proactive and to make concerted efforts to stave off a recession. The inflationary environment is benign, and interest rates remain at low levels. These are among the positive signs that suggest that domestic corporate profits will be steady, though perhaps not robust. At the end of October the Dow Jones Industrial Average is at 8,592. I would not be surprised if the Dow Jones Industrial Average once again topped 9,000 by the end of 1998, and we could approach a high of 9,300. Our initial forecast for 1999 is for another positive year, with equity gains of 10-15 percent likely.

Q     THANKS, GARY. AS WE ENTER THE NEXT FISCAL YEAR, WHAT SORT OF PERSPECTIVE
DO YOU FEEL INVESTORS MAY FIND HELPFUL?

A     We understand that shareholders can find market volatility unsettling. We believe that a disciplined, diversified approach to investing still offers strong potential for long-term investors. As we enter the next fiscal year, we look forward to using our balanced, conservative growth approach to help our shareholders address their objectives. We encourage investors to hold the course.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

FOR PERIODS ENDED OCTOBER 31, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                       1-YEAR   5-YEAR   10-YEAR   LIFE OF CLASS
------------------------------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND CLASS A        4.14%    9.45%    12.31%       11.78%      (since 3/2/64)
------------------------------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND CLASS B        6.52      N/A       N/A        12.82       (since 5/31/94)
------------------------------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND CLASS C        9.50      N/A       N/A        13.26       (since 5/31/94)
------------------------------------------------------------------------------------------------------

                                 [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND CLASS A
--------------------------------------------------------------------------------

                     KEMPER
                  TOTAL RETURN          RUSSELL            LEHMAN BROTHERS
                     FUND             1000 GROWTH        GOVERNMENT/CORPORATE
                  CLASS A(1)           INDEX(+)             BOND INDEX(++)
1/1/79              9421.00              10000.00              10000.00
                   10146.00              10647.00              10259.00
                   10620.00              10949.00              10662.00
                   12057.00              11849.00              10548.00
                   12395.00              12389.00              10230.00
                   11675.00              11737.00               9376.00
                   13189.00              13432.00              11071.00
                   15483.00              15530.00              10384.00
                   17541.00              17292.00              10543.00
                   17697.00              16831.00              10616.00
                   17928.00              16050.00              10617.00
                   16034.00              14077.00              10254.00
                   17582.00              15333.00              11308.00
                   16187.00              13688.00              11710.00
                   16605.00              13577.00              12034.00
                   18338.00              15228.00              13690.00
                   21600.00              18470.00              14825.00
                   23971.00              20218.00              15291.00
                   27347.00              22816.00              15539.00
                   26271.00              22018.00              15779.00
                   25949.00              22063.00              16010.00
                   24415.00              20287.00              16092.00
                   23608.00              20050.00              15818.00
                   25641.00              21596.00              17139.00
                   25661.00              21853.00              18415.00
                   27903.00              24047.00              18809.00
                   29820.00              25592.00              20359.00
                   29014.00              24359.00              20766.00
12/31/85           32967.00              29031.00              22337.00
                   37378.00              33564.00              24243.00
                   39602.00              36315.00              24563.00
                   37456.00              31877.00              25058.00
                   38774.00              33496.00              25827.00
                   46418.00              41562.00              26208.00
                   47238.00              43153.00              25713.00
                   49297.00              46066.00              24962.00
                   37855.00              35270.00              26419.00
                   38831.00              36363.00              27365.00
                   39889.00              38318.00              27635.00
                   39848.00              38155.00              28150.00
                   41172.00              39244.00              28422.00
                   43183.00              41973.00              28736.00
                   46648.00              46199.00              31046.00
                   50275.00              51947.00              31337.00
                   49339.00              53344.00              32468.00
                   48560.00              51369.00              32096.00
                   53178.00              56367.00              33252.00
                   47957.00              47949.00              33453.00
                   51364.00              53205.00              35157.00
                   60136.00              62748.00              36104.00
                   59233.00              62146.00              36650.00
                   64440.00              66487.00              38758.00
12/31/91           71990.00              75100.00              40826.00
                   70143.00              71389.00              40214.00
                   67818.00              70610.00              41842.00
                   68572.00              73718.00              43887.00
                   73784.00              78860.00              43921.00
                   75466.00              78202.00              45964.00
                   76868.00              76987.00              47344.00
                   82336.00              78126.00              48910.00
                   82334.00              81148.00              48767.00
                   78052.00              77575.00              47240.00
                   73798.00              76790.00              46652.00
                   76209.00              82691.00              46883.00
                   74780.00              83310.00              47056.00
                   79911.00              91238.00              49400.00
                   86219.00             100215.00              52606.00
                   90682.00             109316.00              53613.00
                   94074.00             114296.00              56110.00
                   96005.00             120431.00              54798.00
                   99055.00             128091.00              55055.00
                  103905.00             132701.00              56027.00
                  109357.00             140710.00              57739.00
                  108577.00             141459.00              57241.00
                  122767.00             168213.00              59324.00
                  130025.00             180854.00              61403.00
                  130290.00             183598.00              63373.00
                  142410.00             177641.00              64334.00
                  144432.00             185687.00              66016.00
                  134798.00             168814.00              69286.00
10/31/98          138747.00             182386.00              68797.00

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND CLASS B
--------------------------------------------------------------------------------

                Kemper
              Total Return                             Lehman Brothers
                  Fund             Russell 1000      Government/Corporate
               Class B(1)         Growth Index(+)       Bond Index(++)
5/31/94          10000.00             10000.00              10000.00
                  9556.28              9705.00               9977.00
                  9850.22             10451.00              10026.00
                  9644.44             10529.00              10063.00
                 10281.90             15730.00              10564.00
                 11059.60             17278.00              11250.00
                 11606.00             18847.00              11465.00
12/31/95         12010.70             19705.00              11999.00
                 12240.70             20783.00              11718.00
                 12600.40             22084.00              11774.00
                 13187.80             22879.00              11981.00
12/31/96         13847.00             24259.00              12347.00
                 13714.70             24389.00              12241.00
                 15460.20             29001.00              12686.00
                 16338.40             31181.00              13131.00
                 16332.70             31654.00              13552.00
                 17814.10             30627.00              13758.00
                 18020.50             32014.00              14118.00
                 16773.70             29105.00              14817.00
10/31/98         17049.30             31445.00              14712.00

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND CLASS C
--------------------------------------------------------------------------------


                    Kemper
                    Total                                Lehman Brothers
                 Return Fund         Russell 1000      Government/Corporate
                  Class C(1)        Growth Index(+)       Bond Index(++)
5/31/94             10000                10000                  10000
                     9567                 9705                   9977
                     9851                10451                  10026
                     9646                10529                  10063
                    10286                15730                  10564
                    11079                17278                  11250
                    11640                18847                  11465
12/31/95            12052                19705                  11999
                    12274                20783                  11718
                    12638                22084                  11774
                    13230                22879                  11981
12/31/96            13894                24259                  12347
                    13763                24389                  12241
                    15515                29001                  12686
                    16398                31181                  13131
                    16394                31654                  13552
                    17882                30627                  13758
                    18096                32014                  14118
                    16867                29105                  14817
10/31/98            17344                31445                  14712

Past performance is not a guarantee of future results. Investment returns and principal values will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

* Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends and, where indicated, adjustment for the maximum sales charge. The maximum sales charge for Class A shares is 5.75%. for Class B shares, the maximum contingent deferred sales charge (CDSC) is 4%. Class C shares have no sales charge adjustment, but redemptions within one year of purchase may be subject to a contingent deferred sales charge of 1%. Share classes invest in the same underlying portfolio. Average annual total return reflects annualized change while total return reflects aggregate change. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares and the contingent deferred sales charge in effect at the end of the period for Class B Shares. When reviewing the performance chart, please note that the inception date for the Russell 1000 Growth Index is January 1, 1979. As a result, we are unable to illustrate the life of fund performance (since March 2, 1964) for Kemper Total Return Fund Class A Shares. In comparing the Kemper Total Return Fund to the indices, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices.

+ The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. Companies with greater than average growth orientation and represents the universe of stocks from which "earnings/ growth" money managers typically select.

++ The Lehman Brothers Government/ Corporate Bond Index is an unmanaged index comprised of intermediate and long-term government and investment grade corporate debt securities. Source is TowersData.

INDUSTRY SECTORS


A LOOK AT THE EQUITY PORTION OF KEMPER TOTAL RETURN FUND

The graph below provides a look at how the composition of the common stock portion of the portfolio has changed in a year, by presenting the fund's sectors represented on October 31, 1998, and on October 31, 1997.

                      [YEAR-TO-YEAR COMPARISON BAR GRAPH]

                          KEMPER TOTAL RETURN FUND    KEMPER TOTAL RETURN FUND
                                ON 10/31/98                 ON 10/31/97
CONSUMER NON-DURABLES              23.6%                       22.0%

FINANCE                            18.2%                       20.6%

TECHNOLOGY                         16.1%                       15.8%

HEALTH CARE                        11.6%                        9.9%

UTILITIES                           9.5%                        5.7%

ENERGY                              9.0%                        9.1%

CAPITAL GOODS                       8.0%                        8.8%

CONSUMER DURABLES                   2.7%                        4.4%

TRANSPORTATION                      1.3%                        1.8%

BASIC INDUSTRIES                    0.0%                        1.9%


A COMPARISON WITH THE RUSSELL 1000 GROWTH INDEX*, THE FUND'S BENCHMARK FOR THE EQUITY PORTION OF THE FUND

The equity portion of Kemper Total Return Fund can be compared to the Russell 1000 Growth Index as a benchmark. The graph below shows the percentage of the common stocks in the portfolio that each sector of the Kemper Total Return Fund represented on October 31, 1998, compared to the industry sectors of the Russell 1000 Growth Index.

                      [YEAR-TO-YEAR COMPARISON BAR GRAPH]

                          KEMPER TOTAL RETURN FUND    KEMPER TOTAL RETURN FUND
                                ON 10/31/98                 ON 10/31/97
CONSUMER NON-DURABLES              23.6%                       29.9%

FINANCE                            18.2%                        7.2%

TECHNOLOGY                         16.1%                       25.3%

HEALTH CARE                        11.6%                       22.2%

UTILITIES                           9.5%                        2.9%

ENERGY                              9.0%                        1.1%

CAPITAL GOODS                       8.0%                        9.2%

CONSUMER DURABLES                   2.7%                        0.6%

TRANSPORTATION                      1.3%                        0.1%

BASIC INDUSTRIES                    0.0%                        1.6%



* The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

LARGEST HOLDINGS

THE FUND'S LARGEST EQUITY HOLDINGS*
REPRESENTING 10.6 PERCENT OF THE FUND'S TOTAL COMMON STOCK HOLDINGS ON OCTOBER 31, 1998


-------------------------------------------------------------------------------------------
Holdings                                                                            Percent
-------------------------------------------------------------------------------------------
1.   General Electric Co.       Operates in major businesses including power           3.3%
                                generators, appliances, lighting, plastics, medical
                                systems, aircraft engines, financial services and
                                broadcasting.

2.   International              Manufactures data processing equipment and systems,    2.2%
     Business                   including information handling systems, equipment
     Machines (IBM)             and services.

3.   MCI Worldcom               Provides intrastate, interstate and international      1.7%
                                long distance services, along with operator,
                                billing and collection services.

4.   Federal National Mortgage  Often referred to as "Fannie Mae," this is a           1.7%
     Association                private corporation federally chartered to provide
                                financial products and services that increase the
                                availability and affordability of housing to low,
                                moderate and middle-income Americans.

5.   Sun Microsystems           A provider of high performance workstations,           1.7%
                                servers and networking software for the
                                engineering, scientific, commercial and technical
                                industries.

THE FUND'S LARGEST CORPORATE BOND HOLDINGS*
REPRESENTING 14.4 PERCENT OF THE FUND'S TOTAL CORPORATE BOND HOLDINGS ON OCTOBER 31, 1998


-------------------------------------------------------------------------------------------
Holdings                                                                            Percent
-------------------------------------------------------------------------------------------

1.   Telewest Communications    Owns and operates 16 cable franchises and has          3.6%
                                minority interests in seven others.
-------------------------------------------------------------------------------------------

2.   Dillard's                  Operates a regional chain of department stores that    2.9%
                                focus on home furnishings and fashion apparel.
-------------------------------------------------------------------------------------------

3.   Comcast Cable              Operates, develops and manages cable communication     2.8%
                                systems. The company is also prominent in the
                                cellular telephone industry in the Mid-Atlantic
                                region.
-------------------------------------------------------------------------------------------

4.   Viacom International       Operates multiple business units encompassing          2.6%
                                entertainment, networking and broadcasting,
                                publishing, video and music industries.
-------------------------------------------------------------------------------------------

5.   Big Flower Press           A leading advertising and marketing services           2.5%
                                company with expertise in high-impact advertising
                                circulars, circulation building, newspaper
                                products, highly customized direct mail, fragrance
                                samples, commercial games and digital premedia.
-------------------------------------------------------------------------------------------

*Portfolio Composition and Holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS AT OCTOBER 31, 1998
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL
GOVERNMENT OBLIGATIONS                                                                    AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS                      11.875%, 2003                                $   48,640      $   64,585
                                         10.75%, 2003                                     20,945          26,169
                                         10.375%, 2009                                    24,405          31,639
                                         9.125%, 2009                                     21,610          26,266
                                         12.75%, 2010                                     64,515          94,908
                                         13.875%, 2011                                    87,765         137,613
                                         12.00%, 2013                                     88,540         136,587
                                         13.25%, 2014                                     22,355          37,410
                                         8.75%, 2020                                      14,000          19,954
                                         7.125%, 2023                                     36,000          44,421
                                         6.50%, 2026                                       7,310           8,508
                                         6.00%, 2026                                       5,110           5,579
                                         6.625%, 2027                                      8,650          10,242
                                         ---------------------------------------------------------------------------
                                                                                                         643,881
--------------------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES
                                         8.75%, 2000                                      56,300          60,531
                                         6.375%, 2000                                      4,500           4,600
                                         7.75%, 2001                                      77,500          83,191
                                         6.625%, 2002                                     16,550          17,732
                                         5.50%, 2003                                      30,000          31,373
                                         5.25%, 2003                                       3,050           3,182
                                         7.25%, 2004                                       8,000           9,090
                                         5.875%, 2004                                        700             749
                                         7.50%, 2005                                      18,575          21,588
                                         6.625%, 2007                                      1,725           1,959
                                         6.125%, 2007                                      8,900           9,826
                                         5.625%, 2008                                         50              54
                                         ---------------------------------------------------------------------------
                                                                                                         243,875
--------------------------------------------------------------------------------------------------------------------
PROVINCE OF QUEBEC, CANADA
                                         8.625%, 2005                                      8,250           9,449
                                         ---------------------------------------------------------------------------
                                         TOTAL GOVERNMENT OBLIGATIONS--27.0%
                                         (Cost: $867,593)                                                897,205
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
 COMMON STOCKS                                                                               SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--4.8%
                                         Emerson Electric Co.                            350,200shs.      23,113
                                         General Electric Co.                            736,000          64,400
                                         Parker Hannifin Corp.                           590,000          21,093
                                         Raytheon Co., "B"                               375,000          21,773
                                         Sundstrand Corp.                                194,800           9,143
                                         Xerox Corp.                                     200,000          19,375
                                         ---------------------------------------------------------------------------
                                                                                                         158,897

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                                              SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------
    CONSUMER CYCLICALS--8.0%              (a)CBS Corp.                                       794,000      $   22,182
                                             CVS Corp.                                       364,600          16,658
                                             Carnival Corp.                                  610,000          19,749
                                             Clear Channel Communications                    313,200          14,270
                                             (a)Consolidated Stores Corp.                    449,850           7,394
                                             Dollar General Corp.                            583,244          13,925
                                          (a)Federated Department Stores                     550,000          21,141
                                          (a)Liberty Media Group                             500,000          19,031
                                             May Department Stores Co.                       401,900          24,516
                                             Omnicom Group                                   460,000          22,741
                                             R.R. Donnelley & Sons Co.                       509,000          21,951
                                             Time Warner, Inc.                               216,200          20,066
                                          (a)Univision Communications, Inc.                  588,800          17,370
                                             Wal-Mart Stores, Inc.                           375,000          25,875
                                             ---------------------------------------------------------------------------
                                                                                                             266,869
------------------------------------------------------------------------------------------------------------------------
    CONSUMER DURABLES--1.6%                  Federal-Mogul Corp.                             360,000          19,508
                                             Leggett & Platt, Inc.                           869,200          20,318
                                             Stanley Works                                   459,100          13,773
                                             Tyco International, Ltd.                            110               7
                                             ---------------------------------------------------------------------------
                                                                                                              53,606
------------------------------------------------------------------------------------------------------------------------
    CONSUMER STAPLES--6.0%                   Albertson's, Inc.                               400,000          22,225
                                             Coca Cola Co.                                   295,000          19,949
                                             Colgate-Palmolive Co.                           100,000           8,837
                                             ConAgra, Inc.                                   625,000          19,024
                                             Gillette Co.                                    265,000          11,908
                                             H.J. Heinz Co.                                  300,000          17,438
                                             Home Depot, Inc.                                375,000          16,313
                                             McCormick & Co., Inc.                            74,500           2,302
                                             Mirage Resorts                                  875,000          14,820
                                             Newell Co.                                      452,200          19,897
                                             PepsiCo                                         450,000          15,188
                                             Procter & Gamble Co.                            244,800          21,757
                                             Tribune Co.                                     166,200           9,550
                                             ---------------------------------------------------------------------------
                                                                                                             199,208
------------------------------------------------------------------------------------------------------------------------
    ENERGY--5.4%                             Anadarko Petroleum Corp.                        375,000          12,703
                                             Atlantic Richfield Co.                          275,000          18,941
                                             Chevron Corp.                                   275,000          22,412
                                             (a)Conoco, Inc.                                 272,000           6,766
                                             Exxon Corp.                                     436,800          31,122
                                             Mobil Corp.                                     304,000          23,009
                                             Royal Dutch Petroleum                           480,000          23,640
                                             Texaco                                          350,000          20,759
                                             Unocal Corp.                                    545,000          18,496
                                             ---------------------------------------------------------------------------
                                                                                                             177,848

PORTFOLIO OF INVESTMENTS


(DOLLARS IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                                              SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------
    FINANCE--10.8%                           Allstate Corp.                                  480,000      $   20,670
                                             American Express Co.                            150,000          13,256
                                             American General Corp.                          255,000          17,467
                                             American International Group, Inc.              225,000          19,181
                                             AmSouth Bancorporation                          337,500          13,521
                                             Associates First Capital                        310,000          21,855
                                             Banc One Corp.                                  539,500          26,368
                                             BankAmerica Corp.                               351,793          20,206
                                             CIGNA Corp.                                     318,200          23,209
                                             Chase Manhattan Corp.                           200,000          11,363
                                             Citigroup, Inc.                                 447,499          21,060
                                             Federal Home Loan Mortgage Corp.                375,000          21,563
                                             Federal National Mortgage Association           475,000          33,636
                                             First Tennessee National Corp.                  450,000          14,259
                                             Household International, Inc.                   573,022          20,951
                                             Jefferson-Pilot Corp.                           435,500          26,457
                                             Merrill Lynch & Co.                             160,000           9,480
                                             Morgan Stanley Dean Witter & Co.                200,000          12,950
                                             Wells Fargo & Co.                                35,000          12,950
                                             ---------------------------------------------------------------------------
                                                                                                             360,402
------------------------------------------------------------------------------------------------------------------------
    HEALTH CARE--6.9%                     (a)ALZA Corp.                                      275,000          13,166
                                             Abbott Laboratories                             650,000          30,509
                                             American Home Products Corp.                    616,900          30,074
                                             Baxter International, Inc.                      300,000          17,981
                                             Bristol-Myers Squibb Co.                        220,000          24,324
                                             Glaxo Wellcome, PLC                             225,000          14,006
                                             Eli Lilly & Co.                                 325,000          26,305
                                             Merck & Co.                                     184,500          24,954
                                             Pfizer, Inc.                                    250,000          26,828
                                             Schering-Plough Corp.                           200,000          20,575
                                             ---------------------------------------------------------------------------
                                                                                                             228,722
------------------------------------------------------------------------------------------------------------------------
    TECHNOLOGY--9.6%                         AMP, Inc.                                       327,094          13,431
                                             Applied Materials                               300,000          10,406
                                          (a)Cimlinc, Inc., convertible preferred             37,716             141
                                          (a)Cisco Systems                                   350,000          22,050
                                             Compaq Computer Corp.                           500,000          15,798
                                             Computer Sciences Corp.                         240,000          12,660
                                          (a)EMC Corp.                                       325,000          20,922
                                             Hewlett-Packard Co.                             345,000          20,765
                                             Intel Corp.                                     235,000          20,959
                                             International Business Machines Corp.           290,000          43,047
                                             Lucent Technologies, Inc.                        12,000             962
                                          (a)Microsoft Corp.                                 200,000          21,175
                                             Motorola                                        225,000          11,700
                                          (a)Oracle Corp.                                    750,000          22,172
                                          (a)Seagate Technology, Inc.                        600,000          15,825
                                          (a)Solectron Corp.                                 375,000          21,469
                                          (a)Sun Microsystems                                575,000          33,494
                                          (a)Xilinx, Inc.                                    250,000          11,164
                                             ---------------------------------------------------------------------------
                                                                                                             318,140
------------------------------------------------------------------------------------------------------------------------
    TRANSPORTATION--.8%                      CSX Corp.                                       290,000          11,382
                                             Canadian National Railway Co.                   275,000          13,870
                                             ---------------------------------------------------------------------------
                                                                                                              25,252

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                                              SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------
    UTILITIES--5.6%                          AT&T                                            485,000      $   30,191
                                          (a)AirTouch Communications                         375,000          21,000
                                             Ameritech Corp.                                 510,000          27,508
                                             BellSouth Corp.                                 300,000          23,944
                                             Frontier Corp.                                  495,000          14,881
                                             MCI WorldCom, Inc.                              615,600          34,012
                                             SBC Communications, Inc.                        490,000          22,693
                                             Sprint Corp.                                    175,000          13,431
                                             ---------------------------------------------------------------------------
                                                                                                             187,660
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS--59.5%
                                             (Cost: $1,607,438)                                            1,976,604
                                             ---------------------------------------------------------------------------
    CORPORATE OBLIGATIONS                                                              PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------
    BASIC INDUSTRIES--.6%                    Euramax International, 11.25%, 2006          $    8,400           7,728
                                             Kevco, Inc., 10.375%, 2007                        2,765           2,336
                                             MMI Products, Inc., 11.25%, 2007                  1,600           1,664
                                             Plainwell, Inc., 11.00%, 2008                     4,230           3,215
                                             Stone Container Corp., 12.58%, 2016               3,500           3,448
                                             Stone Container Finance Corp., 11.50%,
                                               2006                                            2,500           2,313
                                             ---------------------------------------------------------------------------
                                                                                                              20,704
------------------------------------------------------------------------------------------------------------------------
    CAPITAL GOODS--.5%                       Lockheed Corp., 6.75%, 2003                       4,600           4,840
                                             Neenah Corp., 11.125%, 2007                       4,000           4,090
                                             Nortek, 9.875%, 2004                              5,220           5,168
                                             Raytheon Co., 6.75%, 2007                         3,100           3,250
                                             ---------------------------------------------------------------------------
                                                                                                              17,348
------------------------------------------------------------------------------------------------------------------------
    CONSUMER CYCLICALS--5.7%                 AFC Enterprises, Inc., 10.25%, 2007               2,840           2,868
                                             AMF Group
                                             10.875%, 2006                                     3,500           2,660
                                          (b)  12.25%, 2006                                      921             442
                                             American Cellular Corp., 10.50%, 2008             3,920           3,704
                                             American Radio Systems, 9.00%, 2006               3,680           3,947
                                             Big Flower Press, Inc., 8.875%, 2007              9,500           9,405
                                             CSC Holdings, Inc., 9.25%, 2005                   8,290           8,746
                                             Chancellor Media Corp., 9.00%, 2008               5,640           5,696
                                             Cinemark USA, Inc., 9.625%, 2008                  7,000           7,140
                                             Cole National Group, 9.875%, 2006                 3,360           3,478
                                             Comcast Cable Communications, Inc.,
                                               8.50%, 2027                                     1,400           1,716
                                             Comcast Corp., 9.375%, 2005                       8,500           8,925
                                             Dayton Hudson Corp., 7.50%, 2006                  2,400           2,617
                                             Delco Remy International, 10.625%, 2006           8,620           8,491
                                          (b)Diamond Cable Communications, PLC
                                               11.75%, 2005                                    1,660           1,253
                                             10.75%, 2007                                      4,840           3,073
                                             Dillard's, Inc.
                                             6.17%, 2001                                       9,000           9,055
                                             6.43, 2004                                        2,000           2,014
                                             Federated Department Stores, Inc.,
                                               6.125%, 2001                                    4,500           4,569
                                             Frontiervision, 11.00%, 2006                      5,000           5,525
                                             General Electric Co.
                                             8.75%, 2007                                       4,350           5,225
                                             8.625%, 2008                                      2,350           2,840
                                             K-III Communications Corp., 8.50%, 2006           4,250           4,314

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
                                                                                              AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------
                                             Kinder-Care Learning Centers, 9.50%,
                                               2009                                       $    8,500      $    8,203
                                             News American Holdings, Inc., 9.25%,
                                               2013                                            1,950           2,292
                                             Pathmark Stores, Inc., 9.625%, 2003               4,140           3,974
                                             Rogers Cantel Mobile, Inc., 8.80%, 2007           7,900           7,406
                                             Royal Caribbean Cruises, Ltd., 8.25%,
                                               2005                                            4,250           4,577
                                             Sinclair Broadcasting Group, Inc.,
                                               8.75%, 2007                                     3,890           3,647
                                             Tele-Communications, Inc., 9.80%, 2012            5,950           7,721
                                          (b)TeleWest Communications, PLC, 11.00%,
                                               2007                                           17,250          13,627
                                             Time Warner, Inc.
                                             9.125%, 2013                                      2,075           2,553
                                             9.15%, 2023                                       2,325           2,910
                                             United Artists Theatre Co., 9.75%, 2008           7,300           6,643
                                             Viacom, Inc., 8.00%, 2006                         9,475           9,759
                                             WorldCom, Inc.
                                             6.40%, 2005                                       4,000           4,172
                                             7.75%, 2007                                       1,050           1,174
                                             7.75%, 2027                                       3,425           3,841
                                             ---------------------------------------------------------------------------
                                                                                                             190,202
------------------------------------------------------------------------------------------------------------------------
    CONSUMER DURABLES--.3%                   Del Webb Corp., 9.75%, 2008                       8,400           8,190
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
    CONSUMER STAPLES--.2%                    Riverwood International, 10.25%, 2006             8,350           7,766
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
    ENERGY--.4%                              Benton Oil & Gas Co.
                                             11.625%, 2003                                     1,460           1,153
                                             9.375%, 2007                                        360             234
                                             Clark Refining, 8.875%, 2007                      1,290           1,084
                                             Dailey International, Inc., 9.50%, 2008             420             189
                                             GTE North, Inc., 6.90%, 2008                      2,500           2,742
                                             Gulf Canada Resources, Ltd., 9.25%, 2004          7,000           7,175
                                             Gulfmark Offshore, Inc., 8.75%, 2008              1,680           1,554
                                             ---------------------------------------------------------------------------
                                                                                                              14,131
------------------------------------------------------------------------------------------------------------------------
    FINANCE--1.4%                            AB Spintab, 7.50%, 2049                           4,100           3,936
                                             ABN-AMRO Bank, 8.25%, 2009                        4,250           4,584
                                             Abbey National, PLC, 6.69%, 2005                  3,700           3,822
                                             BCH Cayman Island, Ltd.
                                             7.50%, 2005                                       2,500           2,594
                                             7.70%, 2006                                       1,000           1,053
                                             BankAmerica Corp., 9.50%, 2004                    2,400           2,799
                                             Crestar Financial Corp., 8.25%, 2002              2,400           2,578
                                             Den Danske Bank, 6.375%, 2008                     4,150           4,105
                                             Empress River Casino Finance, 10.75%,
                                               2002                                            2,000           2,145
                                             FINOVA Capital Corp., 6.50%, 2002                 2,950           2,974
                                             Ford Motor Credit Corp., 7.75%, 2005              2,400           2,662
                                             Repsol International Finance, 7.00%,
                                               2005                                            5,000           5,353
                                             Scotland International Finance Co.,
                                               8.80%, 2004                                     1,350           1,534
                                             Svenska Handelsbanken, 7.125%, 2049               1,575           1,482
                                             Wells Fargo & Co., 6.875%, 2006                   5,000           5,283
                                             ---------------------------------------------------------------------------
                                                                                                              46,904

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
                                                                                              AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------
    HEALTH CARE--.4%                         Magellan Health Services, 9.00%, 2008        $   10,000      $    8,450
                                          (b)Mariner Post-Acute Network, Inc.,
                                               10.50%, 2007                                    6,000           2,880
                                             ---------------------------------------------------------------------------
                                                                                                              11,330
------------------------------------------------------------------------------------------------------------------------
    TECHNOLOGY--.1%                          PSINet, Inc., 10.00%, 2005                        4,010           3,930
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
    TRANSPORTATION--.4%                      Continental Airlines, Inc.
                                             7.75%, 2014                                       1,898           2,044
                                             6.90%, 2018                                       1,850           1,898
                                             Hayes Wheels International, Inc.,
                                               11.00%, 2006                                    8,000           8,640
                                             ---------------------------------------------------------------------------
                                                                                                              12,582
------------------------------------------------------------------------------------------------------------------------
    UTILITIES--1.5%                          BellSouth Telecommunications, Inc.,
                                               6.375%, 2028                                    2,500           2,547
                                          (b)Call-Net Enterprises, Inc., 13.25%,
                                               2004                                            6,350           6,096
                                             Commonwealth Edison
                                             7.375%, 2004                                      3,800           4,034
                                             7.00%, 2005                                       1,250           1,320
                                             Esprit Telecom Group, PLC, 11.50%, 2007           2,370           2,086
                                          (b)International CableTel, Inc.
                                             12.75%, 2005                                        870             757
                                             11.50%, 2006                                     11,330           8,384
                                          (b)McLeod, Inc., 10.50%, 2007                       11,700           8,307
                                             NTL, Inc., 11.00%, 2008                             405             419
                                          (b)Nextel Communications, 9.95%, 2008               14,150           7,641
                                             U.S. West Cap Funding, Inc.
                                             6.25%, 2005                                       2,000           2,113
                                             6.375%, 2008                                      2,000           2,127
                                             Yorkshire Power, 6.496%, 2008                     2,125           2,167
                                             ---------------------------------------------------------------------------
                                                                                                              47,998
                                             ---------------------------------------------------------------------------
                                             TOTAL CORPORATE OBLIGATIONS--11.5%
                                             (Cost: $391,964)                                                381,085
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
    MONEY MARKET                             Yield--5.01% to 5.45%
    INSTRUMENTS--1.3%                        Due--November 1998
                                             (Cost: $43,878)                                  43,970          43,879
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENTS--99.3%
                                             (Cost: $2,910,873)                                            3,298,773
                                             ---------------------------------------------------------------------------
                                             CASH AND OTHER ASSETS, LESS LIABILITIES--.7%                     22,481
                                             ---------------------------------------------------------------------------
                                             NET ASSETS--100%                                             $3,321,254
                                             ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

(b) Deferred interest obligation; currently zero coupon under the terms of the initial offering.

Based on the cost of investments of $2,910,873,000 for federal income tax purposes at October 31, 1998, the gross unrealized appreciation was $447,169,000, the gross unrealized depreciation was $59,269,000 and the net unrealized appreciation on investments was $387,900,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER TOTAL RETURN FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Total Return Fund as of October 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Total Return Fund at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                  Chicago, Illinois
                                  December 14, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1998
(in thousands)

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $2,910,873)                                              $3,298,773
--------------------------------------------------------------------------
Cash                                                                    65
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                   5,314
--------------------------------------------------------------------------
  Fund shares sold                                                   1,494
--------------------------------------------------------------------------
  Dividends and interest                                            32,513
--------------------------------------------------------------------------
  Due from Adviser                                                     333
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 3,338,492
--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Payable for:
  Investments purchased                                             11,018
--------------------------------------------------------------------------
  Fund shares redeemed                                               2,151
--------------------------------------------------------------------------
  Management fee                                                     1,428
--------------------------------------------------------------------------
  Distribution services fee                                            541
--------------------------------------------------------------------------
  Administrative services fee                                          657
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             1,317
--------------------------------------------------------------------------
  Trustees' fees                                                       126
--------------------------------------------------------------------------
    Total liabilities                                               17,238
--------------------------------------------------------------------------
NET ASSETS                                                      $3,321,254
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------
Paid-in capital                                                 $2,709,415
--------------------------------------------------------------------------
Undistributed net realized gain on investments                     214,821
--------------------------------------------------------------------------
Net unrealized appreciation on investments                         387,900
--------------------------------------------------------------------------
Undistributed net investment income                                  9,118
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $3,321,254
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($2,406,414 / 228,232 shares outstanding)                         $10.54
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $11.18
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($877,077 / 83,330 shares outstanding)                            $10.52
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($25,681 / 2,437 shares outstanding)                              $10.54
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($12,082 / 1,146 shares outstanding)                              $10.54
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended October 31, 1998
(in thousands)

------------------------------------------------------------------------
 NET INVESTMENT INCOME
------------------------------------------------------------------------
  Interest                                                      $100,972
------------------------------------------------------------------------
  Dividends                                                       26,242
------------------------------------------------------------------------
    Total investment income                                      127,214
------------------------------------------------------------------------
Expenses:
  Management fee                                                  18,088
------------------------------------------------------------------------
  Distribution services fee                                        7,941
------------------------------------------------------------------------
  Administrative services fee                                      7,912
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           9,651
------------------------------------------------------------------------
  Professional fees                                                   87
------------------------------------------------------------------------
  Reports to shareholders                                            860
------------------------------------------------------------------------
  Trustees' fees and other                                            90
------------------------------------------------------------------------
    Total expenses                                                44,629
------------------------------------------------------------------------
NET INVESTMENT INCOME                                             82,585
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
------------------------------------------------------------------------

  Net realized gain on sales of investments                      212,374
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments            30,147
------------------------------------------------------------------------
Net gain on investments                                          242,521
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $325,106
------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

(in thousands)

                                                                  YEAR ENDED OCTOBER 31,
                                                                   1998            1997
------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------
  Net investment income                                         $   82,585          82,022
------------------------------------------------------------------------------------------
  Net realized gain                                                212,374         438,347
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                             30,147          17,097
------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               325,106         537,466
------------------------------------------------------------------------------------------
Net equalization charges                                                --          (1,348)
------------------------------------------------------------------------------------------
  Distribution from net investment income                          (86,123)        (81,608)
------------------------------------------------------------------------------------------
  Distribution from net realized gain                             (439,382)       (395,023)
------------------------------------------------------------------------------------------
Total dividends to shareholders                                   (525,505)       (476,631)
------------------------------------------------------------------------------------------
Net increase from capital share transactions                       280,270         161,098
------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                        79,871         220,585
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------------------------

Beginning of year                                                3,241,383       3,020,798
------------------------------------------------------------------------------------------
END OF YEAR (including undistributed
net investment income of
$9,118 and $13,629, respectively)                               $3,321,254       3,241,383
------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1    DESCRIPTION OF THE      Kemper Total Return Fund is an open-end management
     FUND                    investment company organized as a business trust
                             under the laws of Massachusetts. The fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class
                             B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase.
                             Class C shares do not convert into another class.
                             Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT             SECURITY VALUATION. Investments are stated at
     ACCOUNTING POLICIES     value. Portfolio securities which are traded on
                             U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported on the Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is

NOTES TO FINANCIAL STATEMENTS

                             determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income quarterly and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. Prior to November 1, 1997, the fund used equalization accounting to keep a continuing shareholder's per share interest in undistributed net investment income unaffected by shareholder activity. This was accomplished by allocating a portion of the proceeds from sales and the cost of redemptions of fund shares to undistributed net investment income. As of November 1, 1997, the fund discontinued using equalization. This change has no effect on the fund's net assets, net asset value per share or distributions to shareholders. Discontinuing the use of equalization accounting will result in simpler financial statements. The cumulative effect of the discontinuance of equalization accounting was to decrease undistributed net investment income and increase paid-in-capital previously reported through October 31, 1997 by $973,000.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH       MANAGEMENT AGREEMENT. The fund has a management
     AFFILIATES              agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper), and pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $18,088,000 for the year ended October 31, 1998. During the year ended
                             October 31, 1998, Scudder Kemper agreed to reimburse the fund $333,000 for a loss incurred in connection with equity securities trading.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries, p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Trustees of the fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI).

NOTES TO FINANCIAL STATEMENTS

                             Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                       COMMISSIONS ALLOWED
                                                                                             BY KDI
                                                                 COMMISSIONS      -----------------------------
                                                               RETAINED BY KDI    TO ALL FIRMS    TO AFFILIATES
                                                               ---------------    ------------    -------------
                             Year ended October 31, 1998          $233,000         2,219,000          6,000

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                   DISTRIBUTION FEES       COMMISSIONS AND
                                                                       AND CDSC         DISTRIBUTION FEES PAID
                                                                    RECEIVED BY KDI        BY KDI TO FIRMS
                                                                   -----------------    ----------------------
                             Year ended October 31, 1998               $9,205,000             3,898,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                        ASF PAID BY KDI
                                                                  ASF PAID BY     ----------------------------
                                                                THE FUND TO KDI   TO ALL FIRMS   TO AFFILIATES
                                                                ---------------   ------------   -------------
                             Year ended October 31, 1998          $7,912,000       7,976,000        17,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $7,277,000 for the year ended October 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. During the year ended October 31, 1998, the fund made no payments to its officers and incurred trustees' fees of $53,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT              For the year ended October 31, 1998, investment
     TRANSACTIONS            transactions (excluding short-term instruments) are
                             as follows (in thousands):

                             Purchases                                $2,940,078

                             Proceeds from sales                       3,029,607

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
5    CAPITAL SHARE           The following table summarizes the activity in
     TRANSACTIONS            capital shares of the fund (in thousands):


                                                                      YEAR ENDED OCTOBER 31,
                                                             1998                               1997
                                                    -----------------------           ------------------------
                                                    SHARES         AMOUNT             SHARES          AMOUNT
                              SHARES SOLD
                              Class A                21,584       $ 229,022            15,216       $  167,389
                             ---------------------------------------------------------------------------------
                              Class B                13,596         146,824            13,404          147,504
                             ---------------------------------------------------------------------------------
                              Class C                 1,252          13,430               748            8,218
                             ---------------------------------------------------------------------------------
                              Class I                   408           4,356               422            4,707
                             ---------------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                              Class A                32,505         327,702            28,102          284,189
                             ---------------------------------------------------------------------------------
                              Class B                16,317         163,540            16,342          164,518
                             ---------------------------------------------------------------------------------
                              Class C                   280           2,818               177            1,792
                             ---------------------------------------------------------------------------------
                              Class I                   202           2,032               180            1,820
                             ---------------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A               (38,307)       (411,357)          (35,349)        (386,500)
                             ---------------------------------------------------------------------------------
                              Class B               (17,413)       (185,508)          (20,367)        (222,852)
                             ---------------------------------------------------------------------------------
                              Class C                  (636)         (6,892)             (365)          (4,008)
                             ---------------------------------------------------------------------------------
                              Class I                  (540)         (5,697)             (509)          (5,679)
                             ---------------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A                29,080         315,751             9,946          109,458
                             ---------------------------------------------------------------------------------
                              Class B               (29,137)       (315,751)           (9,963)        (109,458)
                             ---------------------------------------------------------------------------------
                              NET INCREASE
                              FROM CAPITAL SHARE
                              TRANSACTIONS                        $ 280,270                         $  161,098
                             ---------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                             CLASS A
                                                      YEAR ENDED OCTOBER 31,
                                           --------------------------------------------
                                            1998    1997    1996    1995       1994
---------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of year         $11.34   11.28   10.60    9.10      11.23
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       .29     .31     .28     .29        .19
---------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     .77    1.57    1.24    1.46      (1.01)
---------------------------------------------------------------------------------------
Total from investment operations             1.06    1.88    1.52    1.75       (.82)
---------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income     .31     .33     .34     .25        .23
---------------------------------------------------------------------------------------
  Distribution from net realized gain        1.55    1.49     .50      --       1.08
---------------------------------------------------------------------------------------
Total dividends                              1.86    1.82     .84     .25       1.31
---------------------------------------------------------------------------------------
Net asset value, end of year               $10.54   11.34   11.28   10.60       9.10
---------------------------------------------------------------------------------------
TOTAL RETURN                                10.47%  18.95   15.34   19.46      (7.92)
---------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------
Expenses                                     1.01%   1.01    1.05    1.12       1.13
---------------------------------------------------------------------------------------
Net investment income                        2.75%   2.92    2.76    3.00       2.34
---------------------------------------------------------------------------------------

                                                             CLASS B
                                               YEAR ENDED OCTOBER 31,        MAY 31 TO
                                           ------------------------------   OCTOBER 31,
                                            1998    1997    1996    1995       1994
---------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of period       $11.33   11.27   10.59    9.09       9.24
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       .19     .22     .19     .20        .06
---------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     .75    1.55    1.23    1.46       (.16)
---------------------------------------------------------------------------------------
Total from investment operations              .94    1.77    1.42    1.66       (.10)
---------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income     .20     .22     .24     .16        .05
---------------------------------------------------------------------------------------
  Distribution from net realized gain        1.55    1.49     .50      --         --
---------------------------------------------------------------------------------------
Total dividends                              1.75    1.71     .74     .16        .05
---------------------------------------------------------------------------------------
Net asset value, end of period             $10.52   11.33   11.27   10.59       9.09
---------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                9.30%  17.86   14.28   18.42      (1.06)
---------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------
Expenses                                     2.01%   1.95    1.99    2.05       2.03
---------------------------------------------------------------------------------------
Net investment income                        1.75%   1.98    1.82    2.07       1.57
---------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                   CLASS C
                                                     YEAR ENDED OCTOBER 31,        MAY 31 TO
                                                 ------------------------------   OCTOBER 31,
                                                  1998    1997    1996    1995       1994
---------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value, beginning of period             $11.34   11.28   10.61    9.09       9.24
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             .20     .22     .20     .21        .06
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)           .77    1.56    1.22    1.48       (.16)
---------------------------------------------------------------------------------------------
Total from investment operations                    .97    1.78    1.42    1.69       (.10)
---------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income           .22     .23     .25     .17        .05
---------------------------------------------------------------------------------------------
  Distribution from net realized gain              1.55    1.49     .50      --         --
---------------------------------------------------------------------------------------------
Total dividends                                    1.77    1.72     .75     .17        .05
---------------------------------------------------------------------------------------------
Net asset value, end of period                   $10.54   11.34   11.28   10.61       9.09
---------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                      9.50%  17.92   14.31   18.76      (1.05)
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses                                           1.90%   1.90    1.89    1.86       2.00
---------------------------------------------------------------------------------------------
Net investment income                              1.86%   2.03    1.92    2.26       1.60
---------------------------------------------------------------------------------------------

                                                                CLASS I
                                                 YEAR ENDED OCTOBER 31,    JULY 3 TO
                                                 ----------------------   OCTOBER 31,
                                                  1998    1997    1996        1995
--------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------
Net asset value, beginning of period             $11.33   11.27   10.61      10.07
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             .34     .36     .32        .10
--------------------------------------------------------------------------------------
  Net realized and unrealized gain                  .77    1.55    1.23        .52
--------------------------------------------------------------------------------------
Total from investment operations                   1.11    1.91    1.55        .62
--------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income           .35     .36     .39        .08
--------------------------------------------------------------------------------------
  Distribution from net realized gain              1.55    1.49     .50         --
--------------------------------------------------------------------------------------
Total dividends                                    1.90    1.85     .89        .08
--------------------------------------------------------------------------------------
Net asset value, end of period                   $10.54   11.33   11.27      10.61
--------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                     10.98%  19.40   15.64       6.21
--------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------
Expenses                                            .64%    .71     .72        .61
--------------------------------------------------------------------------------------
Net investment income                              3.12%   3.22    3.09       2.97
--------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES

                                                                      YEAR ENDED OCTOBER 31,
                                                  --------------------------------------------------------------
                                                     1998        1997        1996        1995        1994
----------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)          $3,321,254   3,241,383   3,020,798   2,926,542   2,864,322
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   80%        122          85         142         121
----------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

FINANCIAL HIGHLIGHTS

 TAX INFORMATION

The fund paid a distribution of $1.03 per share from net long-term capital gains during the year ended October 31, 1998, of which 49% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the fund designates $209,042,000 as capital gain dividends for the year ended October 31, 1998, of which 100% represents 20% rate gains.

For corporate shareholders, 29% of the income dividends paid during the year ended October 31, 1998 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

TRUSTEES AND OFFICERS

TRUSTEES                          OFFICERS
DANIEL PIERCE                     MARK S. CASADY                    STEVEN H. REYNOLDS
Chairman and Trustee              President                         Vice President
DAVID W. BELIN                    PHILIP J. COLLORA                 LINDA J. WONDRACK
Trustee                           Vice President and                Vice President
                                  Secretary
LEWIS A. BURNHAM                                                    MAUREEN E. KANE
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
DONALD L. DUNAWAY                                                   CAROLINE PEARSON
Trustee                           GARY A. LANGBAUM                  Assistant Secretary
                                  Vice President
ROBERT B. HOFFMAN                                                   ELIZABETH C. WERTH
Trustee                           THOMAS W. LITTAUER                Assistant Secretary
                                  Vice President
DONALD R. JONES                                                     BRENDA LYONS
Trustee                           ANN M. MCCREARY                   Assistant Treasurer
                                  Vice President
SHIRLEY D. PETERSON
Trustee                           KATHRYN L. QUIRK
                                  Vice President
WILLIAM P. SOMMERS
Trustee
EDMOND D. VILLANI
Trustee



----------------------------------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
----------------------------------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419557
                                      Kansas City, MO 64141
----------------------------------------------------------------------------------------------------------
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania Avenue
                                      Kansas City, MO 64105
----------------------------------------------------------------------------------------------------------
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
----------------------------------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606
                                      www.kemper.com

[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Funds/Growth Style prospectus.
KTRF - 2 (12/98) 1061640